Exhibit 10.7(a)

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

EXCLUSIVE PATENT LICENSE AGREEMENT

TABLE OF CONTENTS

R E C I T A L S	1

1. DEFINITIONS	3

2. GRANT OF RIGHTS	9

3. COMPANY DILIGENCE OBLIGATIONS	16

4. ROYALTIES AND PAYMENT TERMS	19

5. REPORTS AND RECORDS	27

6. PATENT PROSECUTION	30

7. INFRINGEMENT	31

8. INDEMNIFICATION AND INSURANCE	34

9. NO REPRESENTATIONS OR WARRANTIES	36

10. ASSIGNMENT	37

11. GENERAL COMPLIANCE WITH LAWS	38

12. TERMINATION	39

13. DISPUTE RESOLUTION	41

14. CONFIDENTIAL INFORMATION	43

15. MISCELLANEOUS	44

APPENDIX A	48

APPENDIX B	49

EXHIBIT A	50

EXHIBIT B	52

EXHIBIT C

EXHIBIT D

ii

MASSACHUSETTS INSTITUTE OF TECHNOLOGY
EXCLUSIVE PATENT LICENSE AGREEMENT

This Agreement, effective as of the date set forth above the signatures of the parties below (the “EFFECTIVE DATE”), is between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307 and Selecta Biosciences, Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at 480 Arsenal Street, Building One, Watertown, MA 02472.

R E C I T A L S

WHEREAS, M.I.T. is the owner or joint owner of certain PATENT RIGHTS (as later defined herein) relating to M.I.T. Case No. [***], by [***], Robert S. Langer, [***] and [***]; M.I.T. Case No. [***], by [***], Robert S. Langer and [***]; M.I.T. Case No. [***], by [***], Robert S. Langer, [***] and [***]; and M.I.T. Case No. [***], by Omid C. Farokhzad, [***] and Robert S. Langer, and has the right to grant licenses under said PATENT RIGHTS;

WHEREAS, M.I.T. and Brigham and Women’s Hospital (hereinafter “BRIGHAM”) jointly own certain of the PATENT RIGHTS relating to M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***] and Robert S. Langer; M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***] and Robert S. Langer; M.I.T. Case No. [***], by Omid C. Farokhzad, Robert S. Langer and [***]; M.I.T. Case No. [***], by Omid C. Farokhzad, [***], Robert S. Langer and [***]; M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***], Robert S. Langer, [***] and [***]; M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***], Robert S. Langer and [***]; M.I.T. Case No. [***], by Omid C. Farokhzad, Robert S. Langer, [***] and [***]; and M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***], Robert S. Langer, [***] and [***], and have signed a Joint Invention Agreement dated as of June 30, 2007, that appoints the M.I.T. Technology Licensing Office as the sole and exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, M.I.T., BRIGHAM, the President and Fellows of Harvard College (hereinafter “HARVARD”) and the Immune Disease Institute (hereinafter “INSTITUTE”)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

jointly own certain of the PATENT RIGHTS relating to M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***], Robert S. Langer, [***], Ulrich H. Von Andrian and [***], and have signed a Joint Invention Agreement dated as of October 23, 2007, that appoints the M.I.T. Technology Licensing Office as the exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, M.I.T. and Children’s Medical Center Corporation (hereinafter “CMCC”) jointly own certain of the PATENT RIGHTS relating to M.I.T. Case No. [***], by [***], Robert S. Langer, [***] and [***], and have signed a Joint Invention Agreement dated as of May 30, 2002, that appoints the M.I.T. Technology Licensing Office as the exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, M.I.T., BRIGHAM, and HARVARD jointly own certain of the PATENT RIGHTS relating to M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***], Robert S. Langer and Ulrich H. Von Andrian; and M.I.T. Case No. [***], by [***], Omid C. Farokhzad, [***], Robert S. Langer, [***] and Ulrich H. Von Andrian, and have signed Joint Invention Agreements dated as of November 17, 2008, that appoints the M.I.T. Technology Licensing Office as the exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, because Robert S. Langer, who is an inventor of certain of the PATENT RIGHTS and a current employee of M.I.T., has acquired equity in COMPANY, the Conflict Avoidance Statement of Robert S. Langer is attached as Exhibit A hereto;

WHEREAS, because Robert S. Langer, who is an inventor of certain of the PATENT RIGHTS, has acquired equity in COMPANY not resulting from this Agreement, the Inventor/Author Acknowledgment of No Equity Distribution in M.I.T.’s institutional equity share of Robert S. Langer is attached as Exhibit B hereto;

WHEREAS, M.I.T.’s Vice President for Research has approved that Robert S. Langer, who is an inventor of certain of the PATENT RIGHTS, now holds equity in COMPANY and that M.I.T. is accepting equity as partial consideration for the rights and licenses granted under this Agreement;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, M.I.T. desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder;

WHEREAS, M.I.T. and COMPANY understand and accept that it may serve the public good for there to be competitive sources of LICENSED PRODUCTS in certain markets, with appropriate safeguards to COMPANY’S economic interests in other markets as more fully specified herein, and that the result of this may be the availability of drugs at affordable prices to poor segments of the world’s populations;

WHEREAS, COMPANY has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that COMPANY shall commit itself to a [***] program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

WHEREAS, COMPANY desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, M.I.T. and COMPANY hereby agree as follows:

1. DEFINITIONS

1.1                               “AFFILIATE”.  In the case of COMPANY, “AFFILIATE” shall mean any legal entity (such as a corporation, partnership, or limited liability company) that is controlled by COMPANY. In the case of BRIGHAM and CMCC, “AFFILIATE” shall mean any corporation or other legal entity other than BRIGHAM or CMCC, in whatever country organized, controlling, controlled by or under common control with BRIGHAM or CMCC. For the purposes of this definition, the term “control” means (i) in the case of COMPANY: (a) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (b) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities; and (ii) in the case of BRIGHAM or CMCC: the power, direct or indirect, to elect or appoint fifty percent (50%) or more of the directors or trustees, or to cause direction of management and policies, whether through the ownership of voting securities, by contract, or otherwise.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.2                               “CONFIDENTIAL INFORMATION” shall mean any confidential or proprietary information furnished by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) in connection with this Agreement, provided that such information is specifically designated as confidential. Such CONFIDENTIAL INFORMATION shall include, without limitation, any diligence reports furnished to M.I.T. under Article 3, royalty reports furnished to M.I.T. under Section 5.2, copies of sublicenses furnished to M.I.T. under Section 2.6, and any patent prosecution correspondence under Article 6.

1.3                               “CORPORATE PARTNER INCOME” shall mean any payments that COMPANY or an AFFILIATE receives from a non-SUBLICENSEE third party in consideration of COMPANY’S or AFFILIATE’S practice of the PATENT RIGHTS or development of LICENSED PRODUCTS and/or LICENSED PROCESSES on behalf of or in collaboration with such third party (including without limitation [***]), including without limitation fees, milestone payments, agreement maintenance fees, and other payments, but specifically excluding RESEARCH SUPPORT PAYMENTS, and (ii) payments made as consideration for debt or equity securities (excluding amounts in excess of the FAIR MARKET VALUE of such securities).

1.4                               “DEVELOPING COUNTRIES” shaft mean, within the TERRITORY, the countries designated by [***], as such list may change from time to time, or any subsequent list that may be mutually agreed to by M.I.T. and COMPANY.

1.5                               “DIAGNOSTIC LICENSED PRODUCT” shall mean any product used for a diagnostic purpose that, in whole or in part:

(a)                                   absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(b)                                   is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

1.6                               “EXCLUSIVE PERIOD” shall mean the period of time set forth in Section 2.4.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.7                               “FAIR MARKET VALUE” of a share of Common Stock or other security of COMPANY (a “SECURITY”) shall be the highest price per share that COMPANY could reasonably be expected to obtain from a willing buyer (not a current employee or director) for shares of such SECURITY sold by COMPANY, from authorized but unissued shares, as determined in good faith by the Board of Directors of COMPANY, unless COMPANY shall become subject to a merger, acquisition or other consolidation pursuant to which COMPANY is not the surviving party, in which case the current fair market value of a share of such SECURITY shall be deemed to be the value received by holders of such SECURITY for each share of such SECURITY pursuant to COMPANY’S acquisition. Notwithstanding the foregoing, if such SECURITY is publicly traded on a nationally recognized exchange or market, then the FAIR MARKET VALUE shall be the closing share price of such SECURITY on the date of the grant or sale of such SECURITY.

1.8                                “FIELD” shall mean use of a therapeutic or prophylactic vaccine for therapy and/or [***].

1.9                                “FULLY FUNDED PROJECT” shall mean a development project for a specific LICENSED PRODUCT or LICENSED PROCESS at a level of funding no less than [***] dollars ($[***]) for the first [***] years of the project and [***] dollars ($[***]) per year thereafter, ending upon [***].

1.10                         “[***] PRODUCT” shall mean a LICENSED PRODUCT and/or LICENSED PROCESS for the therapy and/or prophylaxis of [***].

1.11                         “LICENSED PRODUCT” shall mean any product that is solely a therapeutic or prophylactic vaccine that, in whole or in part:

(a)                                   absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(b)                                   is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For clarification, LICENSED PRODUCT shall specifically exclude DIAGNOSTIC LICENSED PRODUCTS, REAGENT LICENSED PRODUCTS and THERAPEUTIC LICENSED PRODUCTS.

1.12                         “LICENSED PROCESS” shall mean any process that, absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS or which uses a LICENSED PRODUCT.

1.13                         “NET SALES” shall mean the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES for LICENSED PRODUCTS and LICENSED PROCESSES less the following:

(a)                                   customary trade, quantity, or cash discounts to the extent actually allowed and taken;

(b)                                   amounts repaid or credited by reason of rejection or return;

(c)                                    to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of a LICENSED PRODUCT or LICENSED PROCESS which is paid by or on behalf of COMPANY or any of its AFFILIATES or SUBLICENSEES; and

(d)                                   outbound transportation costs prepaid or allowed and costs of insurance in transit.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by COMPANY and on its payroll, or for cost of collections. NET SALES shall occur on the earlier to occur of receipt of payment or ninety (90) days after the date of billing for a LICENSED PRODUCT or LICENSED PROCESS. If a LICENSED PRODUCT or LICENSED PROCESS is distributed at a discounted price that is substantially lower than the customary price charged by COMPANY, or distributed for non-cash consideration (whether or not at a discount), NET SALES shall be calculated based on the non- discounted amount of the LICENSED PRODUCT or LICENSED PROCESS charged to an independent third party during the same REPORTING PERIOD or, in the absence of such sales, on the fair market value of the LICENSED PRODUCT or LICENSED PROCESS.

Non-monetary consideration shall not be accepted by COMPANY, any AFFILIATE, or any SUBLICENSEE for any LICENSED PRODUCTS or LICENSED PROCESSES without the prior written consent of M.I.T.

NET SALES will be calculated only once with respect to each LICENSED PRODUCT or LICENSED PROCESS sold by COMPANY, any AFFILIATE and/or any SUBLICENSEE, even if such LICENSED PRODUCT or LICENSED PROCESS is sold more than once in the course of its transfer to the ultimate end-user. The transfer or sale of LICENSED PRODUCTS or LICENSED PROCESSES between COMPANY and an AFFILIATE and/or SUBLICENSEE, e.g., in a manufacturing or supply arrangement, shall not be included in NET SALES, unless such transfer or sale is a final purchase by COMPANY, AFFILIATE or SUBLICENSEE, without the intent to resell or redistribute to a third party.

1.14                         “PATENT CHALLENGE” shall mean a challenge to the validity, patentability, enforceability and/or non-infringement of any of the PATENT RIGHTS or otherwise opposing any of the PATENT RIGHTS.

1.15                         “PATENT RIGHTS” shall mean:

(a)                                   the United States and international patents listed on Appendix A;

(b)                                   the United States and international patent applications and/or provisional applications listed on Appendix A (or resulting from invention disclosures listed there) and the resulting patents;

(c)                                    any patent applications resulting from the provisional applications or invention disclosures listed on Appendix A, and any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A and of such patent applications that result from the provisional applications listed on Appendix A, only to the extent the claims of any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) are directed to subject matter specifically described in the patent applications listed on Appendix A or resulting from the provisional applications or invention disclosures listed on Appendix A, and the resulting patents;

(d)                                   any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above; and

(e)                                    international (non-United States) patent applications filed after the EFFECTIVE DATE and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications, only to the extent the claims of such international patent applications are directed to subject matter specifically described in the patents or patent applications referred to in (a), (b), (c), and (d) above and claim a priority date of a patent application listed on in Appendix A (or resulting from invention disclosures listed there), and the resulting patents.

1.16                         “REAGENT LICENSED PRODUCT” shall mean any product used primarily as a reagent for research or other non-therapeutic and non-diagnostic purpose that, in whole or in part:

(a)                                   absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(b)                                   is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

1.17                         “REPORTING PERIOD” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.18                         “RESEARCH SUPPORT PAYMENTS” shall mean payments to COMPANY or an AFFILIATE from a SUBLICENSEE or corporate partner that are expressly intended only to fund or pay for (i) [***], or (ii) [***], to achieve a bona fide research or development goal for the commercialization of LICENSED PRODUCTS or LICENSED PROCESSES, as indicated by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

their inclusion as specific line items in a written agreement between COMPANY or AFFILIATE and the SUBLICENSEE or corporate partner.

1.19                         “SUBLICENSE INCOME” shall mean any payments that COMPANY or an AFFILIATE receives from a SUBLICENSEE in consideration of the sublicense of the rights granted COMPANY and AFFILIATES under Section 2.1, including without limitation license fees, milestone payments, license maintenance fees, and other payments, but specifically excluding (i) royalties on NET SALES, (ii) RESEARCH SUPPORT PAYMENTS, and (iii) payments made as consideration for debt or equity securities (excluding amounts in excess of the FAR MARKET VALUE of such securities).

1.20                         “SUBLICENSEE” shall mean any non-AFFILIATE sublicensee of the rights granted COMPANY under Section 2.1.

1.21                         “TERM” shall mean the term of this Agreement, which shall commence on the EFFECTIVE DATE and shall remain in effect until the expiration or abandonment of all issued patents and filed patent applications within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.22                         “TERRITORY” shall mean worldwide.

1.23                         “THERAPEUTIC LICENSED PRODUCT” shall mean any therapeutic product except therapeutic or prophylactic vaccines (which are specifically excluded from the definition of THERAPEUTIC LICENSED PRODUCT), used for a therapeutic purpose that, in whole or in part:

(a)                                   absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(b)                                   is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

2. GRANT OF RIGHTS.

2.1                               License Grants. Subject to the terms of this Agreement, M.I.T. hereby grants to COMPANY and its AFFILIATES for the TERM a royalty-bearing license under the PATENT

RIGHTS solely to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS in the FIELD in the TERRITORY and to develop and perform LICENSED PROCESSES solely to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS in the FIELD in the TERRITORY.

2.2                               Limited-Term Option to License IMPROVEMENTS Dominated by Patent Rights.

(a)                                   Subject to any obligations of M.I.T. to third parties, M.I.T. hereby grants to COMPANY a first option to add to the PATENT RIGHTS of this Agreement M.I.T.’s (and not BRIGHAM’S) patent rights in inventions disclosed to the M.I.T. Technology Licensing Office and conceived and reduced to practice: (i) before [***]; (ii) dominated by the claims of the PATENT RIGHTS exclusively licensed under this Agreement and listed on Appendix A as of the EFFECTIVE DATE and (iii) arising from research performed solely in the laboratory of Robert S. Langer and related to [***] (but specifically excluding [***], and (iv) directly related to a FULLY FUNDED PROJECT as of, or within [***] months of, COMPANY’S being provided a copy of the invention disclosure form by M.I.T (such invention, an “IMPROVEMENT”). Such option shall not include BRIGHAM’s ownership rights in IMPROVEMENTS.

(b)                                   Within [***] days after the M.I.T Technology Licensing Office (the “TLO”) receives disclosure of an IMPROVEMENT, the TLO shall notify COMPANY in writing of the IMPROVEMENT, furnishing COMPANY a copy of the invention disclosure and any related patent application. Such invention disclosure and any related patent application shall be kept confidential. Notwithstanding the foregoing, M.I.T. shall be under no obligation to file patent applications for any IMPROVEMENT unless COMPANY exercises its option with respect to such IMPROVEMENT. COMPANY may exercise its option to obtain a license to patent rights on such IMPROVEMENT by notifying M.I.T. thereof in writing within [***] months after receipt of the disclosure for such IMPROVEMENT. If COMPANY does not exercise its option within such [***] month period, M.I.T. shall be free to license patent rights to such IMPROVEMENT to any third party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)                                    COMPANY will pay M.I.T. a fee of $[***] for each patent or patent application so added to this Agreement. Upon COMPANY’S exercise of such right and payment of the fee, Appendix A shall be deemed to have been amended to add the invention disclosure (and any related patent applications) covering such IMPROVEMENT, and such IMPROVEMENT and any resulting patent applications and patents shall thereafter be included in PATENT RIGHTS for all purposes of this Agreement. Upon request, M.I.T. shall provide COMPANY with an updated Appendix A for its records.

(d)                                   In the event that BRIGHAM and M.I.T. are joint owners of an IMPROVEMENT and COMPANY duly exercises its option in accordance with this Section 2.2, then COMPANY would have non-exclusive rights to such IMPROVEMENT until such time, if any, that COMPANY negotiates an exclusive license to such IMPROVEMENT from BRIGHAM.

2.3                               M.I.T. Case No. [***] and M.I.T. Case No. [***].

(a)                                   M.I.T., BRIGHAM and HARVARD have received an invention disclosure for M.I.T. Case No. [***] (BRIGHAM Case No. [***]; HARVARD Case No. [***]), “[***]”, by [***], Omid C. Farokhzad, [***], Robert S. Langer and Ulrich H. Von Andrian, and M.I.T. Case No. [***] (BRIGHAM Case No. [***]; HARVARD Case No. [***]), “[***]”, by [***], Omid C. Farokhzad, [***], Robert S. Langer, [***] and Ulrich H. Von Andrian (each, a “MIT/BRIGHAM/HARVARD Invention Disclosure”). As of the EFFECTIVE DATE, M.I.T. has not filed any patent applications on such MIT/BRIGHAM/HARVARD Invention Disclosures. M.I.T. shall use reasonable efforts to file patent applications on such MIT/BRIGHAM/HARVARD Invention Disclosures within [***] days of the EFFECTIVE DATE. Subject to any obligations to third parties, M.I.T. agrees to add to the PATENT RIGHTS of this Agreement M.I.T.’s, BRIGHAM’S and HARVARD’S rights in any patent applications filed on the MIT/BRIGHAM/HARVARD Invention Disclosures, in accordance with Section 1.15.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)                                   Within [***] days after: (i) the filing of a patent application on a MIT/BRIGHAM/HARVARD Invention Disclosure with the United States Patent and Trademark Office, and (ii) the recordal of an assignment document(s) with the United States Patent and Trademark Office whereby the inventors have assigned their inventorship interests rights in any such patent application to M.I.T., BRIGHAM or HARVARD, as applicable, the TLO shall notify COMPANY in writing of the filing of such application and shall provide COMPANY with a copy of such patent application as filed. Such patent application shall be kept confidential.

(c)                                    In accordance with Section 6.1, M.I.T. shall provide COMPANY an opportunity to comment on drafts of the applications and shall give good faith consideration to COMPANY’S comments. In accordance with Section 6.3, COMPANY shall pay all reasonable fees and costs relating to the filing, prosecution and maintenance of the patent applications relating to the MIT/BRIGHAM/HARVARD Invention Disclosures.

(d)                                   COMPANY and M.I.T. shall amend the Agreement to update Appendix A to include patent applications corresponding to patent rights on the inventions disclosed in the MIT/BRIGHAM/HARVARD Invention Disclosures within [***] days of the filing of such patent applications. Such amendment shall provide that such patent application(s) on a MIT/BRIGHAM/HARVARD Invention Disclosure shall thereafter be included in Appendix A for all purposes of this Agreement. No fees will be due for the addition of any patent application on a MIT/BRIGHAM/HARVARD Invention Disclosure so added to this Agreement.

2.4                               Exclusivity. In order to establish an exclusive period for COMPANY and its AFFILIATES, M.I.T. agrees that, subject to Sections 2.2(d), 2.5, 2.8 and 3.1(1), it shall not grant any other license under the PATENTS RIGHTS (except M.I.T. Case No. [***]) to develop, make, have made, use, sell, offer to sell, lease or import LICENSED PRODUCTS in the FIELD in the TERRITORY or to develop or perform LICENSED PROCESSES in the FIELD in the TERRITORY during the TERM, unless sooner terminated as provided in this Agreement.

For clarity, the grant to M.I.T. Case No. [***] is non-exclusive.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.5                               Access to [***] PRODUCTS in DEVELOPING COUNTRIES.

(a)                                   If M.I.T. or COMPANY or an AFFILIATE receives a bona fide request from a capable third party for a license under the PATENT RIGHTS to develop and commercialize an [***] PRODUCT at reasonably affordable prices in one or more specific DEVELOPING COUNTRIES that is not being sold (including without limitation sold in sufficient volume to meet market demand in such country(ies) at reasonably affordable prices by COMPANY or an AFFILIATE or SUBLICENSEE at such time in such DEVELOPING COUNTRY(IES), then the party receiving such inquiry shall promptly notify the other party in writing within [***] days after receipt of such inquiry (a “Developing Countries Inquiry Notice”), setting forth the type of [***] PRODUCT desired, the specific DEVELOPING COUNTRY(IES) desired, the name and contact information of the third party, and any other pertinent information.

(b)                                   Within [***] months after the date of a Developing Countries Inquiry Notice, COMPANY (or an AFFILIATE or SUBLICENSEE, as applicable) shall either:

(i)                                        in the event that such [***] PRODUCT has been approved for commercial sale in such DEVELOPING COUNTRY(IES), then COMPANY or an AFFILIATE or SUBLICENSEE shall begin and continue to sell such product in such DEVELOPING COUNTRY(IES) at reasonably affordable prices in sufficient volume to meet market demand in such country(ies);

(ii)                                     in the event that such [***] PRODUCT has not been approved for commercial sale in such DEVELOPING COUNTRY(IES), but has been approved for commercial sale in other jurisdictions, then COMPANY shall commit to M.I.T., in writing with mutually agreed upon timelines (such timelines to be enforceable under this Agreement), that it or an AFFIILATE or SUBLICENSEE will (A) promptly apply for approval for commercial sale of such [***] PRODUCT in such DEVELOPING COUNTRY(IES), and (B) promptly after receiving approval, begin and continue to sell such [***] PRODUCT in such DEVELOPING COUNTRY(IES) at reasonably affordable prices in sufficient volume to meet market demand in such country(ies);

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii)                                  in the event that such [***] PRODUCT has not been approved for commercial sale in any jurisdiction, then COMPANY or an AFFILIATE or SUBLICENSEE shall: (A) begin or continue a FULLY FUNDED PROJECT to develop such [***] PRODUCT; (B) provide M.I.T. with a business plan, containing mutually agreed upon diligence milestones (such milestones to be enforceable under this Agreement) for the commercial development of such [***] PRODUCT, including development for DEVELOPING COUNTRIES; and (C) in conjunction with such business plan, COMPANY shall commit to M.I.T. that it or an AFFILIATE or SUBLICENSEE shall: (I) promptly after completion of any requisite clinical trials, apply for approval for commercial sale of such [***] PRODUCT in such DEVELOPING COUNTRY(IES), and (II) promptly after receiving approval, begin and continue to sell such [***] PRODUCT in such DEVELOPING COUNTRY(IES) at reasonably affordable prices in sufficient volume to meet market demand in such country(ies); or

(iv)                                 COMPANY or an AFFILIATE shall enter into a non-exclusive sublicense agreement containing commercially reasonable terms and conditions with such third party for the requested [***] PRODUCT in the requested DEVELOPING COUNTRY(IES).

(c)                                    If COMPANY (or an AFFILIATE or SUBLICENSEE, as applicable) does not satisfy the conditions of one of Sections 2.5(b)(i), (ii), (iii) or (iv) within [***] months after the date of a Developing Countries Inquiry Notice, and M.I.T., at its sole discretion, determines that a sublicense to such third party is reasonable under the totality of the circumstances (taking into account the development efforts of COMPANY, AFFILIATES and SUBLICENSEES to make [***] PRODUCTS available in DEVELOPING COUNTRIES), then M.I.T shall have the right to grant a non-exclusive license under the PATENT RIGHTS to such third party for such purposes, and shall notify COMPANY prior to or upon granting any such non-exclusive license. For clarity, any license granted by M.I.T. under this Section 2.5(c) shall be solely for the purpose of bringing [***] PRODUCTS to market in DEVELOPING COUNTRIES [***], and shall expressly exclude the right of the third party licensee to export or sell, directly or indirectly, [***] PRODUCTS from such DEVELOPING COUNTRIES into other markets or jurisdictions. Notwithstanding the foregoing, any such license granted by M.I.T. under this Section 2.5(c) shall allow the third party licensee to export or sell [***] PRODUCTS from a DEVELOPING

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COUNTRY(IES) into any other DEVELOPING COUNTRY(IES) during any period of time in which an adequate supply of such [***] PRODUCTS is not reasonably available in such other DEVELOPING COUNTRY(IES) at reasonably affordable prices. For the avoidance of doubt, M.I.T.’s rights under this Section 2.5(c) are its sole and exclusive remedy for any failure by COMPANY to fulfill its obligations under Section 2.5(b).

2.6                               Sublicenses. COMPANY shall have the right to grant sublicenses of its rights under Section 2.1 only during the EXCLUSIVE PERIOD. Such sublicenses may extend past the expiration date of the EXCLUSIVE PERIOD, but any exclusivity of such sublicense shall expire upon the expiration of the EXCLUSIVE PERIOD. COMPANY shall incorporate terms and conditions into its sublicense agreements sufficient to enable COMPANY to comply with this Agreement. Such terms shall include, without limitation, [***] provisions. COMPANY shall also include provisions in all sublicenses to provide that in the event that SUBLICENSEE brings a PATENT CHALLENGE against M.I.T. or assists another party in bringing a PATENT CHALLENGE against M.I.T. (except as required under a court order or subpoena) then COMPANY may terminate the sublicense within [***] days. COMPANY shall promptly furnish M.I.T. with a fully signed photocopy of any sublicense agreement. Upon termination of this Agreement for any reason, any SUBLICENSEE not then in default shall have the right to seek a license from M.I.T. M.I.T. agrees to negotiate such licenses in good faith under reasonable terms and conditions.

2.7                               U.S. Manufacturing. COMPANY agrees that any LICENSED PRODUCTS used or sold in the United States will be manufactured substantially in the United States to the extent required by applicable laws and/or regulations.

2.8                               Retained Rights.

(a)                                   M.I.T., BRIGHAM, HARVARD, CMCC and INSTITUTE. M.I.T., BRIGHAM, HARVARD, CMCC and INSTITUTE retain the right on behalf of themselves and all other non-profit research institutes to practice under the PATENT RIGHTS for research, teaching, and educational purposes.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)                                   Federal Government. COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. §§ 201-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

(c)                                    University of Santiago De Compostela. University of Santiago De Compostela retains a perpetual non-exclusive right to practice the PATENT RIGHTS for M.I.T. Case No. [***] for the purpose of conducting work in connection with its grant “[***]” (principal investigator [***]).

(d)                                   DuPont. DuPont retains a perpetual non-exclusive right to practice the intellectual property associated with case M.I.T. Case No. [***] by [***], Omid C. Farokhzad, [***] and Robert S. Langer. M.I.T interprets its agreement with DuPont to provide that DuPont may not sublicense such right or assign such right without M.I.T.’s consent, and M.I.T. shall not provide any such consent without the prior approval of COMPANY.

2.9                               No Additional Rights. Subject to Sections 2.2 and 2.3, nothing in this Agreement shall be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of M.I.T. or any other entity other than the PATENT RIGHTS, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS.

3. COMPANY DILIGENCE OBLIGATIONS.

3.1                               Diligence Requirements. COMPANY shall use diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use diligent efforts, to develop one or more LICENSED PRODUCTS or LICENSED PROCESSES and to introduce one or more LICENSED PRODUCTS or LICENSED PROCESSES into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public. Specifically, COMPANY or AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)            Within [***] months after the EFFECTIVE DATE, COMPANY shall furnish M.I.T. with a written research and development plan describing [***].

(b)            Within [***] days after the end of each calendar year, COMPANY shall furnish M.I.T. with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize LICENSED PRODUCTS or LICENSED PROCESSES. The report shall also contain a [***].

(c)            COMPANY or an AFFILIATE or SUBLICENSEE shall develop a prototype LICENSED PRODUCT and test such prototype in an animal model within [***] years after the EFFECTIVE DATE.

(d)            COMPANY or an AFFILIATE shall permit an in-plant inspection by M.I.T. on or after [***], and thereafter permit in-plant inspections by M.I.T. at regular intervals with at least [***] months between each such inspection; provided, however, that M.I.T. shall provide reasonable advance notice before each such inspection.

(e)            In the aggregate, COMPANY shall raise at least [***] dollars ($[***]) by [***] from the sale of Company’s equity securities for its own account.

(f)            In the aggregate, COMPANY shall raise at least [***] dollars ($[***]) by [***] from a combination of one or more of the following: (i) the sale of Company’s equity securities for its own account, (ii) research and development funds, license fees and/or other payments from corporate partners or SUBLICENSEES, and (iii) grants from government and non-government sources.

(g)            COMPANY or an AFFILIATE or SUBLICENSEE collectively shall expend at least the amounts set forth in the table below on research, development or commercialization of LICENSED PRODUCTS and/or LICENSED PROCESSES in each calendar year (pro-rated for partial years) beginning in 2008 and ending with [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2008	$	[***]
2009	$	[***]
2010 and 2011	$	[***]
2012 and every year thereafter	$	[***]

(h)            By the [***] anniversary of the EFFECTIVE DATE, COMPANY or an AFFILIATE or SUBLICENSEE shall [***] for a LICENSED PRODUCT.

(i)             By the [***] anniversary of the EFFECTIVE DATE, COMPANY or an AFFILIATE or SUBLICENSEE shall [***] for a LICENSED PRODUCT.

(j)             By the [***] anniversary of the EFFECTIVE DATE, COMPANY or an AFFILIATE or SUBLICENSEE shall [***] for a LICENSED PRODUCT.

(k)            By the [***] anniversary of the EFFECTIVE DATE, COMPANY or an AFFILIATE or SUBLICENSEE shall [***].

(l)

(i)             If, at any time after [***] years from the EFFECTIVE DATE, M.I.T. or COMPANY or an AFFILIATE receives a bona fide request from a capable third party seeking a license under certain PATENT RIGHTS, or seeking a license for patent rights not licensed to COMPANY or an AFFILIATE but owned by M.I.T. and dominated by certain PATENT RIGHTS, to develop and commercialize a LICENSED PRODUCT, and COMPANY or an AFFILIATE has not either (i) [***], or (ii) [***], then the party receiving such inquiry will notify the other party (a “Patent Rights Inquiry Notice”), setting forth the type of LICENSED PRODUCT desired, the specific PATENT RIGHTS desired, the name and contact information of the third party, and any other pertinent information.

(ii)            Within [***] months after the date of a Patent Rights Inquiry Notice, COMPANY or an AFFILIATE or SUBLICENSEE shall: (I) [***]; (II) [***]; or (III) [***]. If COMPANY does not perform any of the foregoing three actions within [***] months after the date of a Patent Rights Inquiry Notice, then at its sole discretion, may grant a license to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such third party, and upon the effective date of such license, all of COMPANY’S and AFFILIATES’s rights to such PATENT RIGHTS shall be terminated. The removal of PATENT RIGHTS from this Agreement pursuant to this Section will not affect the remaining terms of this Agreement. For the avoidance of doubt, M.I.T.’s rights under this Section 3.1(1)(ii) are its sole and exclusive remedy for any failure by COMPANY to fulfill its obligations under Section 3.1(1)(ii).

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.1 (excluding 3.1(1)(B)), then M.I.T. may treat such failure as a material breach in accordance with Section 12.4(b).

Notwithstanding the foregoing, in the event that COMPANY anticipates a failure to meet an obligation set forth in Sections 3.1(h), (i), (j) or (k), or one of diligence obligations contemplated by Sections 2.5(b)(iii) or 3.1(1)(B), will occur, COMPANY will promptly advise M.I.T. in writing, and representatives of each party will meet to review the reasons for anticipated failure (taking into account delays beyond the reasonable control of the COMPANY, including action, inaction or delay by the FDA or any comparable regulatory agency) and discuss in good faith a potential revision to the diligence schedule. COMPANY and M.I.T. will enter into a written amendment to this Agreement with respect to any mutually agreed upon change(s) to the relevant obligation.

4. ROYALTIES AND PAYMENT TERMS.

4.1          Consideration for Grant of Rights.

(a)            License Issue Fee and Patent Cost Reimbursement. COMPANY shall pay to M.I.T. on the EFFECTIVE DATE a license issue fee of [***] dollars ($[***]), and, in accordance with Section 6.4, shall reimburse M.I.T. for its actual expenses incurred as of the EFFECTIVE DATE in connection with obtaining the PATENT RIGHTS. These payments are nonrefundable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)            License Maintenance Fees. COMPANY shall pay to M.I.T. the following license maintenance fees on the dates set forth below:

January 1, 2009	$	[***	]
January 1, 2010	$	[***	]
January 1, 2011	$	[***	]
January 1, 2012	$	[***	]
January 1, 2013	$	[***	]
January 1, 2014	$	[***	]
Each January 1st thereafter, until [***]	$	[***	]
Each January 1st after [***]	$	[***	]

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

(c)            Running Royalties. COMPANY shall pay to M.I.T. a running royalty of [***] percent ([***]%) of NET SALES by COMPANY, AFFILIATES and SUBLICENSEES. Running royalties shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] days of the end of each REPORTING PERIOD.

(d)            Milestone Payments.

(i)             COMPANY shall pay to M.I.T. the following amounts upon the first achievement of the following milestones, whether by COMPANY or any of its AFFILIATES or SUBLICENSEES:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Milestone Event	Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

COMPANY shall make such non-refundable, non-creditable milestone payments within [***] days after achievement of each of the milestones. For clarity, each of the milestones set forth above shall be payable only once.

(ii)            The milestone events set forth in Section 4.1(d)(i) above are intended to be successive. In the event that any [***] is combined with a [***] (i.e., a [***]), the milestone payment for the [***] and the milestone payment for the [***] both shall be due upon the [***]. In addition and notwithstanding the foregoing, if any milestone is reached without achieving a preceding milestone, then the amount which would have been payable on achievement of the preceding milestone shall be payable upon achievement of the next successive milestone. COMPANY shall notify M.I.T. within [***] days after the achievement of any of the above milestones by COMPANY or any of its AFFILIATES or SUBLICENSEES.

(e)            Sharing of SUBLICENSE INCOME. COMPANY shall pay M.I.T. a percentage of all SUBLICENSE INCOME received by COMPANY or AFFILIATES (excluding running royalties on NET SALES of SUBLICENSEES) based on the date of execution of the sublicense agreement, as set forth below.

Date of execution of sublicense:	Percentage
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Such amount shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] days of the end of each REPORTING PERIOD.

(f)            Sharing of CORPORATE PARTNER INCOME. COMPANY shall pay M.I.T. a total of [***] percent ([***]%) of all CORPORATE PARTNER INCOME received by COMPANY or any of its AFFILIATES. Such amount shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] days of the end of each REPORTING PERIOD.

(g)            Consequences of a PATENT CHALLENGE. In the event that (i) COMPANY or any of its AFFILIATES brings a PATENT CHALLENGE against M.I.T. (and/or BRIGHAM, HARVARD, CMCC or INSTITUTE), or (ii) COMPANY or any of its AFFILIATES assists another party in bringing a PATENT CHALLENGE against M.I.T. (and/or BRIGHAM, HARVARD, CMCC or INSTITUTE) (except as required under a court order or subpoena), and (iii) M.I.T. does not choose to exercise its rights to terminate this Agreement pursuant to Section 12.5, then, in the event that such a PATENT CHALLENGE is successful, COMPANY will have no right to recoup any royalties paid during the period of challenge. In the event that a PATENT CHALLENGE is unsuccessful, COMPANY shall reimburse M.I.T. (and/or BRIGHAM, HARVARD, CMCC or INSTITUTE) for all reasonable legal fees and expenses incurred in its defense against the PATENT CHALLENGE.

(h)            No Multiple Royalties. If the manufacture, use, lease, or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS, multiple royalties shall not be due.

(i)             Equity.

(i)             Initial Grant. COMPANY shall issue a total of [***] shares (the “Shares”) of Common Stock of COMPANY, $0.0001 par value per share (“Common Stock”), to M.I.T. and those persons as M.I.T. shall direct (the “M.I.T. Holders”), BRIGHAM, HARVARD, INSTITUTE and CMCC, in the amounts as M.I.T. shall direct, such information to be provided within thirty (30) days of the EFFECTIVE DATE; provided, however, that each of M.I.T.,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BRIGHAM, HARVARD, INSTITUTE, CMCC and each M.I.T. Holder (collectively, the “Shareholders” and individually, each a “Shareholder”), shall execute (I) an investment letter in a form mutually agreeable to M.I.T. and COMPANY; and (II) a First Amendment to Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit C (the “ROFR and Co-Sale Agreement”). Such issuance shall be recorded on the Stock Transfer Ledger of COMPANY on the EFFECTIVE DATE and, subject to the conditions in the proviso above, the Shares shall be delivered to each Shareholder within thirty (30) days after the EFFECTIVE DATE. COMPANY agrees that the joinder agreement that binds BRIGHAM to the ROFR and Co-Sale Agreement shall provide that BRIGHAM shall not be bound by Section 7 (Co-Sale) thereof.

COMPANY represents to M.I.T. that, as of the EFFECTIVE DATE, the aggregate number of Shares equals [***] percent ([***]%) of the COMPANY’S issued and outstanding Common Stock calculated on a “Fully Diluted Basis.” For purposes of this Section (i), “Fully Diluted Basis” shall mean that the total number of issued and outstanding shares of COMPANY’S Common Stock shall be calculated to include conversion of all issued and outstanding securities then convertible into common stock, the exercise of all then outstanding options and warrants to purchase shares of common stock, whether or not then exercisable, and shall assume the issuance or grant of all securities reserved for issuance pursuant to any COMPANY stock or stock option plan in effect on the date of the calculation.

(ii)            Anti-Dilution Protection. COMPANY shall issue additional shares of Common Stock to each Shareholder pro rata, such that their ownership (collectively) of outstanding Common Stock shall not fall below [***] percent ([***]%) on a Fully Diluted Basis, as calculated after giving effect to the anti-dilutive issuance. Such issuances shall continue until COMPANY shall have received, since the date of its incorporation, a total of [***] Dollars ($[***]) in cash in exchange for COMPANY’S capital stock (the “Funding Threshold”). Thereafter, no additional shares shall be due to any Shareholder pursuant to this Section.

(iii)           Participation in Future Private Equity Offerings. On the EFFECTIVE DATE, the COMPANY shall amend its Investors’ Rights Agreement to add

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC (but not M.I.T. Holders) as a “Purchaser” for purposes of Section 2 thereof (Participation Rights) with respect to offerings of New Securities (as defined therein) after the date of the Funding Threshold. An amendment to the Investors’ Rights Agreement is attached hereto as Exhibit D (the “Investors’ Rights Agreement”). M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement, as amended, insofar as they relate to Section 2 thereof. The Participation Rights granted to M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 2 of the Investors’ Rights Agreement.

(iv)           Adjustments for Certain Dilutive Financings. After the date of the Funding Threshold (the “Funding Threshold Date”), if COMPANY issues shares of Common Stock, or any equity security exercisable for or convertible into Common Stock, such that the price per share of COMPANY’S Common Stock is less than the Institution Share Price (as defined below) (a “Dilutive Issuance”), then immediately following such Dilutive Issuance, COMPANY shall issue to M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC, pro rata based on their shares then outstanding, shares of Common Stock such that the Institution Share Number (as defined below) equals the product obtained by multiplying the Institution Share Number in effect immediately before the Dilutive Issuance by the Adjustment Fraction defined below. The Institution Share Price in effect immediately after the Dilutive Issuance shall be adjusted to equal the result obtained by dividing the Institution Share Price in effect immediately before the Dilutive Issuance by the Adjustment Fraction defined below.

The Adjustment Fraction equals:	(A + C)
(A + B)

where:

A = the number of shares of Common Stock issued and outstanding on a Fully Diluted Basis immediately prior to the Dilutive Issuance

B = the number of shares of Common Stock that could be purchased at the Institution Share Price immediately prior to the Dilutive Issuance using the aggregate consideration received by COMPANY in connection with the Dilutive Issuance

C = the number of shares of Common Stock or of a security exercisable for or convertible into Common Stock issued, on a Fully Diluted Basis, pursuant to the Dilutive Issuance

In addition, the following definitions shall apply to this Section 4.1(i)(iv):

“Institution Share Number” shall mean the cumulative number of shares of COMPANY’S Common Stock that M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC own on the date of the Dilutive Issuance, as adjusted from time to time pursuant to this Section.  Notwithstanding the foregoing, any shares of Common Stock acquired by M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC pursuant to Section 4.1 (i)(iii) shall not be included in the Institution Share Number.

“Institution Share Price” shall mean the value per share of the shares of Common Stock included in the Institution Share Number, as adjusted from time to time pursuant to this Section. For purposes of this Section, the initial Institution Share Price to be used in an adjustment resulting from the first Dilutive Issuance to occur after the Funding Threshold Date shall be the Fair Market Value per share of the Common Stock of COMPANY effective on the Funding Threshold Date.

All rights granted to M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC pursuant to this Section 4.1 (i)(iv) shall terminate immediately prior to a firm commitment for an underwritten public offering of Common Stock resulting in gross proceeds to COMPANY of at least $10 million.

The rights granted to M.I.T. pursuant to this Section 4.1(i)(iv) shall not apply to the following equity securities: (1) shares of preferred stock or the shares of Common Stock issuable upon the conversion of preferred stock; (2) shares of Common Stock designated by vote of the Board of Directors of the COMPANY, or options to purchase such shares, that are issued or granted to directors, employees or consultants of the COMPANY; (3) securities issued as a result of any stock split, stock dividend, or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock; (4) securities reissued to employees or consultants of the COMPANY following the COMPANY’S acquisition of such securities pursuant to restricted stock arrangements with individuals who have terminated their relationship with the COMPANY or shares subject to options which are not exercised; and (5) securities issued to M.I.T., BRIGHAM, HARVARD, INSTITUTE, CMCC and the M.I.T. Holders pursuant to this Agreement.

(v)            “Piggy-Back” Registration Rights. On the EFFECTIVE DATE, COMPANY shall amend its Investors’ Rights Agreement to add BRIGHAM and M.I.T. (but not M.I.T. Holders, HARVARD, INSTITUTE and CMCC) as a “Holder” for purposes of Section 3.3 thereof (Piggy-Back Registration Rights). This amendment is set forth in the Investors’ Rights Agreement attached hereto as Exhibit D. BRIGHAM and M.I.T. shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement, as amended, insofar as they relate to Section 3.3 thereof The Piggy-Back Registration Rights granted to BRIGHAM and M.I.T. pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 3.13 thereof.

4.2          Payments.

(a)            Method of Payment. All payments under this Agreement should be made payable to “Massachusetts Institute of Technology” and sent to the address identified in Section 15.1. Each payment should reference this Agreement and identify the obligation under this Agreement that the payment satisfies.

(b)            Payments in U.S. Dollars. All payments due under this Agreement shall be drawn on a United States bank and shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable REPORTING PERIOD. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.

(c)            Late Payments. Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at [***] the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

5. REPORTS AND RECORDS.

5.1          Frequency of Reports.

(a)            Before First Commercial Sale. Prior to the first commercial sale of any LICENSED PRODUCT or first commercial performance of any LICENSED PROCESS, COMPANY shall deliver reports to M.I.T. annually, within [***] days of the end of each calendar year, containing information concerning the immediately preceding calendar year, as further described in Section 5.2.

(b)            Upon First Commercial Sale of a LICENSED PRODUCT or Commercial Performance of a LICENSED PROCESS. COMPANY shall report to M.I.T. the date of first commercial sale of a LICENSED PRODUCT and the date of first commercial performance of a LICENSED PROCESS within [***] days of occurrence in each country.

(c)            After First Commercial Sale. After the first commercial sale of a LICENSED PRODUCT or first commercial performance of a LICENSED PROCESS, COMPANY shall deliver reports to M.I.T. within [***] days of the end of each REPORTING PERIOD, containing information concerning the immediately preceding REPORTING PERIOD, as further described in Section 5.2.

5.2          Content of Reports and Payments. Each report delivered by COMPANY to M.I.T. shall contain at least the following information for the immediately preceding REPORTING PERIOD:

(a)            the number of LICENSED PRODUCTS sold, leased or distributed by COMPANY, its AFFILIATES and SUBLICENSEES to independent third parties in each country, and, if applicable, the number of LICENSED PRODUCTS used by COMPANY, its AFFILIATES and SUBLICENSEES in the provision of services in each country;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)            a description of LICENSED PROCESSES performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(c)            the gross price charged by COMPANY, its AFFILIATES and SUBLICENSEES for each LICENSED PRODUCT and, if applicable, the gross price charged for each LICENSED PRODUCT used to provide services in each country; and the gross price charged for each LICENSED PROCESS performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country;

(d)            calculation of NET SALES for the applicable REPORTING PERIOD in each country, including a listing of applicable deductions;

(e)            total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion;

(f)            the amount of SUBLICENSE INCOME received by COMPANY from each SUBLICENSEE and the amount due to M.I.T. from such SUBLICENSE INCOME, including an itemized breakdown of the sources of income comprising the SUBLICENSE INCOME;

(g)            the amount of CORPORATE PARTNER INCOME received by COMPANY from each paying entity and the amount due to M.I.T. from such CORPORATE PARTNER INCOME, including an itemized breakdown of the sources of income comprising the CORPORATE PARTNER INCOME; and

(h)            the number of sublicenses entered into for the PATENT RIGHTS, LICENSED PRODUCTS and/or LICENSED PROCESSES.

If no amounts are due to M.I.T. for any REPORTING PERIOD, the report shall so state.

5.3          Financial Statements.

(a)            On or before the [***] day following the close of COMPANY’S fiscal year, COMPANY shall provide M.I.T. with COMPANY’S financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement, certified by COMPANY’S treasurer or chief financial officer or by an independent auditor.

(b)            On the EFFECTIVE DATE, the COMPANY shall amend its Investors’ Rights Agreement to add BRIGHAM as a “Purchaser” for purposes of Section 1.1 thereof (Financial Statements). This amendment is set forth in the Investors’ Rights Agreement attached hereto as Exhibit D. BRIGHAM shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement insofar as they relate to Section 1 thereof. The information rights granted to BRIGHAM pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 1.6 thereof

5.4          Records. COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to M.I.T. in relation to this Agreement, which records shall contain sufficient information to permit M.I.T. to confirm the accuracy of any reports delivered to M.I.T. and compliance in other respects with this Agreement. The relevant party shall retain such records for at least [***] years following the end of the calendar year to which they pertain, during which time M.I.T., or M.I.T.’s appointed agents, shall have the right, at M.I.T.’s expense, to inspect such records during normal business hours, upon at least [***] business days prior notice, to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section reveals an underpayment in excess of [***] percent ([***]%), COMPANY shall bear the full cost of such audit and shall remit any amounts due to M.I.T. within [***] days of receiving notice thereof from M.I.T.

5.5          Board Meeting Updates. COMPANY agrees to meet or speak with a representative of BRIGHAM’s Office of Corporate Sponsored Research and Licensing within

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] of each meeting of COMPANY’S Board of Directors to provide an update to such representative.

6. PATENT PROSECUTION.

6.1          Responsibility for PATENT RIGHTS. M.I.T. shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS. COMPANY shall have reasonable opportunities to advise M.I.T. and shall cooperate with M.I.T. in such filing, prosecution and maintenance. Without limiting the generality of the foregoing, M.I.T. shall provide COMPANY with copies of all patent applications and other related material submissions and correspondence with any patent authorities relating to the PATENT RIGHTS and shall provide COMPANY a reasonable period of time to review and comment on such materials (assuming M.I.T. has itself received such documents in time to provide such reasonable notice). M.I.T. shall accept and effect any comments from COMPANY relating to the PATENT RIGHTS for M.I.T. Case Nos. [***] (collectively, the “Specified Patent Rights”) unless M.I.T. determines, in its sole discretion, that the acceptance of such comments would materially impair the rights of M.I.T. or any other licensee. M.I.T. shall give good faith consideration to and effect any comments from COMPANY relating to the PATENT RIGHTS for cases other than the Specified Patent Rights, to the extent feasible, unless M.I.T. determines, in its sole discretion, that the acceptance of such comments would impair the rights of M.I.T. or any other licensee. In the event COMPANY desires to discontinue its support of any patent or patent application within the PATENT RIGHTS, COMPANY shall provide M.I.T. with at least [***] days prior written notice of such intended discontinuance of support. In such event, (i) any such patent or patent application shall be removed from the definition of PATENT RIGHTS under this Agreement, (ii) the licenses granted to COMPANY and its AFFILIATES as to such rights shall terminate, and (iii) COMPANY shall have further obligation with respect to such rights pursuant to Section 6.3.

6.2          International (non-United States) Filings. Appendix B is a list of countries in which patent applications corresponding to the United States patent applications listed in Appendix A shall be filed, prosecuted, and maintained. Appendix B may be amended by mutual agreement of COMPANY and M.I.T.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.3          Payment of Expenses Incurred After the EFFECTIVE DATE. Payment of all reasonable fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS and incurred after EFFECTIVE DATE shall be the responsibility of COMPANY and other commercial licensees of any of such PATENT RIGHTS as they may exist from time to time (as used herein a “commercial licensee” shall mean a for-profit entity that has been granted a license under the applicable PATENT RIGHTS to develop and sell products). When there are additional commercial licensees of the PATENT RIGHTS, COMPANY shall be responsible for a pro rata share of all such patent related fees and costs for the applicable PATENT RIGHTS. As commercial licensees are added over time, COMPANY’S pro rata share will decrease on a going forward basis only. No credits shall be allowed for payments made by COMPANY prior to each new commercial licensee. COMPANY shall reimburse M.I.T. for all amounts due pursuant to this Section within [***] days after invoicing. Late payments shall accrue interest pursuant to Section 4.2(c). In all instances, M.I.T. shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

6.4          Payment of Expensed Incurred Before the EFFECTIVE DATE. Payment of all reasonable fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS not yet reimbursed, or obligated to be reimbursed, by third parties and incurred prior to the EFFECTIVE DATE shall be the responsibility of COMPANY.  As of November 6, 2008, M.I.T. has incurred approximately $[***] for such patent-related fees and costs. COMPANY shall reimburse all amounts due pursuant to this Section within [***] days of invoicing. Late payments shall accrue interest pursuant to Section 4.2(c). In all instances, M.I.T. shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

7. INFRINGEMENT.

7.1          Notification of Infringement. Each party agrees to provide written notice to the other party promptly after becoming aware of any infringement of the PATENT RIGHTS.

7.2          Right to Prosecute Infringements.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)            COMPANY Right to Prosecute. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of the PATENT RIGHTS in the FIELD in the TERRITORY, subject to Sections 7.4 and 7.5. If required by law, M.I.T., BRIGHAM, HARVARD or INSTITUTE shall permit any action under this Section to be brought in its name, including being joined as a party-plaintiff provided that COMPANY shall hold M.I.T., BRIGHAM, HARVARD and INSTITUTE harmless from, and indemnify M.I.T., BRIGHAM, HARVARD and INSTITUTE against, any costs, expenses, or liability that M.I.T., BRIGHAM, HARVARD or INSTITUTE incurs in connection with such action. For clarification, COMPANY’S right to prosecute infringements under this Section specifically excludes M.I.T. Case No. [***] which is non-exclusively licensed under this Agreement.

Prior to commencing any such action, COMPANY shall consult with M.I.T. and shall consider the views of M.I.T. regarding the advisability of the proposed action and its effect on other licensees of the PATENT RIGHTS and on the public interest, and the parties shall agree on the best course of action taking into account the foregoing factors. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without the prior written consent of M.I.T. (subject to concurrence of BRIGHAM, HARVARD, and/or INSTITUTE, as applicable).

(b)            M.I.T. Right to Prosecute. In the event that COMPANY is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time after COMPANY first becomes aware of the basis for such action, M.I.T. shall have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to M.I.T. M.I.T. shall provide written notice to COMPANY that M.I.T. intends to exercise its rights under this Section.

7.3          Declaratory Judgment Actions. In the event that a declaratory judgment action is brought against M.I.T. or COMPANY by a third party alleging invalidity, unpatentability, unenforceability, or non-infringement of the PATENT RIGHTS, M.I.T., at its option, shall have

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the right within [***] days after commencement of such action to take over the sole defense of the action at its own expense. If M.I.T. does not exercise this right, and assuming that COMPANY is the sole licensee of the PATENT RIGHTS, COMPANY may take over the sole defense of the action at COMPANY’S sole expense, subject to Sections 7.4 and 7.5.

7.4          Offsets. COMPANY may offset a total of [***] percent ([***]%) of any expenses incurred under Sections 7.2 and 7.3 against any payments due to M.I.T. under Article 4 (excluding equity granted under Section 4.1(i)), provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] percent ([***]%) in any REPORTING PERIOD, it being understood that any expenses which COMPANY is prevented by the foregoing proviso from offsetting in any REPORTING PERIOD may be carried forward and offset in one or more subsequent REPORTING PERIODS (applying the foregoing proviso, including the cap, in each subsequent REPORTING PERIOD).

7.5          Recovery. Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 shall be distributed as follows: (i) each party shall be reimbursed for any expenses incurred in the action (including the amount of any royalty or other payments withheld from M.I.T. as described in Section 7.4), (ii) as to ordinary damages, COMPANY shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the court shall have applied, and COMPANY shall pay to M.I.T. based upon such amount a reasonable approximation of the royalties and other amounts that COMPANY would have paid to M.I.T. if COMPANY had sold the infringing products, processes and services rather than the infringer, and (iii) as to special or punitive damages, the parties shall share equally in any award.

7.6          Cooperation. Each party agrees to cooperate in any action under this Article which is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.7          Right to Sublicense. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY shall have the sole right to sublicense any alleged infringer in the FIELD in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of this Agreement relating to sublicenses. Any revenues to COMPANY pursuant to such sublicense shall be treated as set forth in Article 4.

8. INDEMNIFICATION AND INSURANCE

8.1          Indemnification.

(a)            Indemnity. COMPANY shall indemnify, defend, and hold harmless M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC (collectively, the “Institutions”), the AFFILIATES of the Institutions, and the respective directors, trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns of any of the foregoing (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses) (collectively, “Losses”) incurred by or imposed upon any of the Indemnitees in connection with any third-party claims, suits, investigations, actions, demands or judgments arising out of (i) any theory of liability (including without limitation actions in the form of tort, warranty, or strict liability and regardless of whether such action has any factual basis) concerning any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement, or (ii) arising out of or related to the exercise of any rights granted to COMPANY under this Agreement or any breach of this Agreement by COMPANY; provided, however, that COMPANY shall have no obligation pursuant to the foregoing with respect to any Losses to the extent that they directly result from the gross negligence or willful misconduct of any Indemnitee.

(b)            Procedures. The Indemnitees agree to provide COMPANY with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to M.I.T. to defend against any such claim, whether or not such claims are rightfully brought. The Indemnitees shall extend reasonable cooperation to COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel. COMPANY agrees to keep M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC (as applicable) informed of the progress in the defense and disposition of such claim and to consult with M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC (as applicable) with regard to any proposed settlement.

Notwithstanding anything to the contrary in this Agreement, COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any claim that has a material adverse effect on the rights of any Indemnitee(s) hereunder or admits any wrongdoing or fault by any Indemnitee(s) or imposes on any Indemnitee(s) any payment or other liability, without the prior written consent of such Indemnitee(s).

8.2          Insurance. Commencing at the earlier of (1) the six (6) month anniversary of the EFFECTIVE DATE, or (2) the date upon which COMPANY or an AFFILIATE or SUBLICENSEE commences research and development activities related to LICENSED PRODUCTS or LICENSED PROCESSES, COMPANY shall, at its sole cost and expense, obtain and carry in full force and effect commercial general liability insurance, including product liability insurance (subject to clause (iii) below) and errors and omissions insurance (subject to clause (iv) below) which shall protect COMPANY and Indemnitees with respect to events covered by Section 8.1(a) above. Such insurance (i) shall be issued by an insurer licensed to practice in the Commonwealth of Massachusetts or an insurer pre-approved bysuch approval not to be unreasonably withheld, (ii) shall list M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC as additional insureds thereunder, (iii) shall include product liability coverage and broad form contractual liability coverage at any time during which COMPANY, or any AFFILIATE or SUBLICENSEE is making, using or selling a LICENSED PRODUCT or performing a LICENSED PROCESS, including conducting clinical trials or obtaining any required regulatory approvals, (iv) shall include errors and omissions insurance at any time during which COMPANY or any AFFILIATE or SUBLICENSEE is performing a service for a third party (including without limitation manufacturing or assembling), has entered negotiations toward a sublicense or CORPORATE PARTNER agreement, or has such an agreement in force, and/or is otherwise liable to errors and omissions claims, and (v) shall require [***] ([***]) days written notice to be given to M.I.T. prior to any cancellation, non-renewal, or material change thereof. The limits of such insurance shall not be less than [***] Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for bodily injury including death; [***] Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for property damage; and [***] Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for errors and omissions. In the alternative, COMPANY may self-insure subject to prior approval of M.I.T and the Risk Management Foundation. The minimum amounts of insurance coverage required under this Section 8.2 shall not be construed to create a limit of COMPANY’S liability with respect to its indemnification under Section 8.1 of this Agreement. COMPANY shall provide M.I.T. with Certificates of Insurance evidencing compliance with this Section. COMPANY shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use, or sell a product that was a LICENSED PRODUCT under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of [***] years. If there is a cancellation, non-renewal, or material change in insurance, and COMPANY does not obtain replacement insurance providing comparable coverage prior to the expiration of the [***] ([***]) day notice period described above, M.I.T. shall have the right to terminate this Agreement effective at the end of such [***] ([***]) day period without notice or any additional waiting periods. For clarity, this termination clause applies to any material changes in the following terms: (i) Commercial general liability insurance in amounts not less than $[***] per incident and $[***] annual aggregate; (ii) the naming of Indemnitees as additional insureds; and (iii) product liability coverage and broad form contractual liability coverage for the company’s indemnification under Section 8.1 of this Agreement.

9. NO REPRESENTATIONS OR WARRANTIES

M.I.T. hereby represents and warrants to COMPANY as of the EFFECTIVE DATE that, subject to Section 2.8, to its knowledge (i) it has the authority to grant the licenses as granted herein; (ii) it has not granted to any third party any rights under the PATENT RIGHTS that

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

would conflict with this Agreement; and (iii) it has not granted to any for-profit third party any rights under the MIT/BRIGHAM/HARVARD Invention Disclosures. M.I.T.’s total liability under the representations and warranties of this Agreement shall be limited to an amount equal to the total sum that has been paid by COMPANY to M.I.T. under the provisions of Article 4 of this Agreement and any payments that have been made by COMPANY to M.I.T. for the expenses described in Section 6.3.

EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T., BRIGHAM, HARVARD, INSTITUTE AND CMCC MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. Specifically, and not to limit the foregoing, M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC make no warranty or representation (i) regarding the validity or scope of the PATENT RIGHTS, and (ii) that the exploitation of the PATENT RIGHTS or any LICENSED PRODUCT or LICENSED PROCESS will not infringe any patents or other intellectual property rights of M.I.T., BRIGHAM, HARVARD, INSTITUTE or CMCC or of a third party.

EXCEPT FOR COMPANY’S LIABILITY UNDER SECTION 8.1, IN NO EVENT SHALL ANY PARTY, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10. ASSIGNMENT.

This Agreement is personal to COMPANY and no rights or obligations may be assigned by COMPANY without the prior written consent of M.I.T. Notwithstanding the foregoing, at any time after which COMPANY has raised at least [***] Dollars ($[***]) from the sale of COMPANY’S equity securities for its own account, COMPANY may assign its rights and obligations under this Agreement, without M.I.T.’s consent, to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates; provided, however, that (i) COMPANY shall deliver written notice to M.I.T. within [***] days of any such proposed assignment, such notice to include the assignee’s contact information, (ii) this Agreement shall immediately terminate if the assignee fails to agree in writing to M.I.T. to be bound by the terms and conditions of this Agreement on or before the effective date of such assignment, and (iii) COMPANY and its AFFILIATES are not in default of any of their obligations under this Agreement at the time of such proposed assignment.

11. GENERAL COMPLIANCE WITH LAWS

11.1        Compliance with Laws. COMPANY shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS and LICENSED PROCESSES.

11.2        Export Control. COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. COMPANY hereby gives written assurance that it will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its AFFILIATES or SUBLICENSEES, and that it will indemnify, defend, and hold M.I.T., BRIGHAM, HARVARD, INSTITUTE and CMCC harmless (in accordance with Section 8.1) for the consequences of any such violation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.3        Non-Use of M.I.T., BRIGHAM. HARVARD. INSTITUTE and CMCC Names. COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Massachusetts Institute of Technology,” “Lincoln Laboratory,” “Brigham and Women’s Hospital,” “Harvard University,” ‘The Immune Disease Institute,” “Children’s Hospital Boston” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents (collectively, “Associates,” or an individual related to a particular institution, an “Associate”), or any trademark owned by M.I.T., BRIGHAM, HARVARD, INSTITUTE or CMCC, or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of the applicable party, or in the case of the name of a BRIGHAM Associate, the written consent of such BRIGHAM Associate, which consent any party may withhold in its sole discretion. The foregoing notwithstanding, without the consent of M.I.T., BRIGHAM, HARVARD, INSTITUTE or CMCC, COMPANY may (i) make factual statements publicly during the term of this Agreement that COMPANY has a license from M.I.T., BRIGHAM, HARVARD, INSTITUTE and/or CMCC, as applicable, under one or more of the patents and/or patent applications comprising the PATENT RIGHTS; (ii) make factual statements publicly that one of its founders, Robert S. Langer, is a professor at M.I.T., and (iii) make disclosures or statements required by law.

11.4        Marking of LICENSED PRODUCTS. To the extent commercially feasible and consistent with prevailing business practices, COMPANY shall mark, and shall cause its AFFILIATES and SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

12. TERMINATION

12.1        Voluntary Termination by COMPANY. COMPANY shall have the right to terminate this Agreement, for any reason, (i) upon at least six (6) months prior written notice to M.I.T., such notice to state the date at least six (6) months in the future upon which termination is to be effective, and (ii) upon payment of all amounts due to M.I.T. through such termination effective date.

12.2        Cessation of Business. If COMPANY ceases to carry on its business related to this Agreement, M.I.T. shall have the right to terminate this Agreement immediately upon written notice to COMPANY.

12.3        Termination by M.I.T. M.I.T. shall terminate this Agreement immediately upon written notice with no further obligation or opportunity to cure if COMPANY fails to maintain the insurance required by Section 8.2, or if COMPANY shall become insolvent, shall make an assignment for the benefit of creditors, or shall file a petition in bankruptcy.

12.4        Termination for Default.

(a)            Nonpayment. In the event COMPANY fails to pay any amounts due and payable to M.I.T. hereunder, and fails to make such payments within thirty (30) days after receiving written notice of such failure, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

(b)            Material Breach. In the event COMPANY commits a material breach of its obligations under this Agreement, except for breach as described in Section 12.4(a), and fails to cure that breach within sixty (60) days after receiving written notice thereof, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

12.5        Termination as a Consequence of PATENT CHALLENGE.

(a)            By COMPANY. If COMPANY or any of its AFFILATES brings a PATENT CHALLENGE against M.I.T., or assists others in bringing a PATENT CHALLENGE against M.I.T. (except as required under a court order or subpoena), then M.I.T. may immediately terminate this Agreement and/or the license granted hereunder.

(b)            By SUBLICENSEE. If a SUBLICENSEE brings a PATENT CHALLLENGE or assists another party in bringing a PATENT CHALLENGE (except as required under a court order or subpoena), then M.I.T. may send a written demand to COMPANY to terminate such sublicense. If COMPANY fails to so terminate such sublicense within forty-five (45) days after M.I.T.’s demand, M.I.T. may immediately terminate this Agreement and/or the license granted hereunder.

12.6        Effect of Termination.

(a)            Survival. The following provisions shall survive the expiration or termination of this Agreement: Articles 1, 8, 9, 13,14 and 15, and Sections 4.1 (i), 5.2 (obligation to provide final report and payment), 5.4,11.1, 11.2 and 12.6.

(b)            Inventory. Upon the early termination of this Agreement, COMPANY and its AFFILIATES and SUBLICENSEES may complete and sell any work-in-progress and inventory of LICENSED PRODUCTS that exist as of the effective date of termination, provided that (i) COMPANY pays M.I.T. the applicable running royalty or other amounts due on such sales of LICENSED PRODUCTS in accordance with the terms and conditions of this Agreement, and (ii) COMPANY and its AFFILIATES and SUBLICENSEES shall complete and sell all work-in-progress and inventory of LICENSED PRODUCTS within [***] months after the effective date of termination.

(c)            Pre-termination Obligations. In no event shall termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

13. DISPUTE RESOLUTION.

13.1        Mandatory Procedures. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If either party fails to observe the procedures of this Article, as may be modified by their written agreement, the other party may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2        Equitable Remedies. Although the procedures specified in this Article are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either party may seek a preliminary injunction or other provisional equitable relief if,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3        Dispute Resolution Procedures.

(a)            Mediation. In the event any dispute arising out of or relating to this Agreement remains unresolved within [***] days from the date the affected party informed the other party of such dispute, either party may initiate mediation upon written notice to the other party (“Notice Date”), whereupon both parties shall be obligated to engage in a mediation proceeding under the then current Center for Public Resources (“CPR”) Model Procedure for Mediation of Business Disputes (http://www.cpradr.org), except that specific provisions of this Article shall override inconsistent provisions of the CPR Model Procedure. The mediator will be selected from the CPR Panels of Neutrals. If the parties cannot agree upon the selection of a mediator within [***] business days after the Notice Date, then upon the request of either party, the CPR shall appoint the mediator. The parties shall attempt to resolve the dispute through mediation until the first of the following occurs: (i) the parties reach a written settlement; (ii) the mediator notifies the parties in writing that they have reached an impasse; (iii) the parties agree in writing that they have reached an impasse; or (iv) the parties have not reached a settlement within [***] days after the Notice Date.

(b)            Trial. If the parties fail to resolve the dispute through mediation, or if neither party elects to initiate mediation, each party shall have the right to pursue any other remedies legally available to resolve the dispute.

13.4        Performance to Continue. Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a party may suspend performance of its undisputed obligations during any period in which the other party fails or refuses to perform its undisputed obligations. Nothing in this Article is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Articles 4 and 6 of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.5        Statute of Limitations. The parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Sections 13.3(a) are pending. The parties shall cooperate in taking any actions necessary to achieve this result.

14. CONFIDENTIAL INFORMATION

14.1        Designation. CONFIDENTIAL INFORMATION that is disclosed in writing shall be marked with a legend indicating its confidential status (such as “Confidential” or “Proprietary”). CONFIDENTIAL INFORMATION that is disclosed orally or visually shall be documented in a written notice prepared by the Disclosing Party and delivered to the Receiving Party within [***] days after the date of disclosure; such notice shall summarize the CONFIDENTIAL INFORMATION disclosed to the Receiving Party and reference the time and place of disclosure.

14.2        Obligations. For a period of [***] years after disclosure of any portion of CONFIDENTIAL INFORMATION, the Receiving Party shall (i) maintain such CONFIDENTIAL INFORMATION in strict confidence and shall not, without the consent of the Disclosing Party, disclose CONFIDENTIAL INFORMATION to third parties, except that the Receiving Party may disclose or permit the disclosure of any CONFIDENTIAL INFORMATION to its directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such CONFIDENTIAL INFORMATION and who need to know such CONFIDENTIAL INFORMATION for the purposes of this Agreement; (ii) use such CONFIDENTIAL INFORMATION solely for the purposes of this Agreement; and (iii) allow its trustees or directors, officers, employees, consultants, and advisors to reproduce the CONFIDENTIAL INFORMATION only to the extent necessary for the purposes of this Agreement, with all such reproductions being considered CONFIDENTIAL INFORMATION.  The Receiving Party shall be responsible for any unauthorized disclosure or use of CONFIDENTIAL INFORMATION by its trustees or directors, officers, employees, consultants and advisors.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.3        Exceptions. The obligations of the Receiving Party under Section 14.2 above shall not apply to the extent that the Receiving Party can demonstrate by competent evidence that certain CONFIDENTIAL INFORMATION (i) was in the public domain prior to the time of its disclosure under this Agreement; (ii) entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party; (iii) was independently developed or discovered by the Receiving Party without use of the CONFIDENTIAL INFORMATION; (iv) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such CONFIDENTIAL INFORMATION; or (v) is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order, provided that the Disclosing Party receives reasonable prior written notice of such disclosure.

14.4        Ownership and Return. The Receiving Party acknowledges that the Disclosing Party (or any third party entrusting its own information to the Disclosing Party) claims ownership of its CONFIDENTIAL INFORMATION in the possession of the Receiving Party. Upon the expiration or termination of this Agreement, and at the request of the Disclosing Party, the Receiving Party shall return to the Disclosing Party all originals, copies, and summaries of documents, materials, and other tangible manifestations of CONFIDENTIAL INFORMATION in the possession or control of the Receiving Party, except that the Receiving Party may retain one copy of the CONFIDENTIAL INFORMATION in the possession of its legal counsel solely for the purpose of monitoring its obligations under this Agreement.

15. MISCELLANEOUS.

15.1        Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to M.I.T., all matters relating to the license:

Massachusetts Institute of Technology
Technology Licensing Office, Rm NE25-230
Five Cambridge Center, Kendall Square
Cambridge, MA 02142-1493
Attention: Director
Tel:          617-253-6966
Fax:        617-258-6790

If to M.I.T., relating to any equity action after the initial issuance of shares:

Massachusetts Institute of Technology
Treasurer’s Office
238 Main Street
Cambridge, MA 02142
 [***]

Tel:          617-253-5422
Fax:        617-258-6676

If to COMPANY:                                                  Selecta Biosciences, Inc.
480 Arsenal Street
Building One
Watertown, MA 02472
Attention: President
Tel:         617-923-1400
Fax:        617-924-3454

All notices under this Agreement shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section.

15.2        Governing Law/Jurisdiction. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. The state and federal courts having jurisdiction over Cambridge, MA, USA, provide the exclusive forum for any PATENT CHALLENGE and/or any court action between the parties

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

relating to this Agreement. COMPANY submits to the jurisdiction of such courts and waives any claim that such court lacks jurisdiction over COMPANY or its AFFILIATES or constitutes an inconvenient or improper forum.

15.3        Force Maieure. Neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, f00d, war, acts of terrorism, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

15.4        Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

15.5        Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent. If the parties fail to reach a modified agreement within thirty (30) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the parties.

15.6        Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

15.7        Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

15.8        Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

The EFFECTIVE DATE of this Agreement is November 25, 2008.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SELECTA BIOSCIENCES, INC.

By:	/s/ John H. Turner, Jr.	By:	/s/ Robert L. Bratzler
Name:	John H. Turner, Jr.	Name:	Robert L. Bratzler
Title:	Associate Director — Technology Licensing Office	Title:	President

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:	/s/ Claude R. Canizares, Ph.D.
Name:	Claude R. Canizares, Ph.D.
Title:	Bruno Rossi Professor of Experimental Physics, Vice President for Research, and Associate Provost

APPENDIX A

List of Patent Applications and Patents

I.             United States Patents and Applications

[***]

II.            International (non-U.S.) Patents and Applications

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX B

List of Countries (excluding United States) for which
PATENT RIGHTS Applications Will Be Filed; Prosecuted and Maintained

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

CONFLICT AVOIDANCE STATEMENT

Name:	Robert S. Langer

Dept, or Lab:	Dept, of Chemical Engineering

Company:	Selecta Biosciences, Inc.

Address:	One Kendall Square, Suite 169

Cambridge, MA 02142

Licensed Technology:

[***]

Because of the M.I.T, license granted to the above company and my equity* position and continuing relationship with this company, I acknowledge the potential for a possible conflict of interest between the performance of research at M.I.T. and my contractual or other obligations to this company. Therefore, I will not:

1)             use students at M.I.T. for research and development projects for the company;

2)             restrict or delay access to information from my M.I.T. research;

3)             take direct or indirect research support from the company in order to support my activities at M.I.T.; or

4)             employ students at the company, except in accordance with Section 4.5.2, “Faculty and Students,” in the Policies and Procedures Guide.

In addition, in order to avoid the appearance of a conflict, I will attempt to differentiate clearly between the intellectual directions of my M.I.T. research and my contributions to the company. To that end, I will expressly inform my department head/laboratory director annually of the general nature of my activities on behalf of the company.

		Signed:	/s/ Robert S. Langer

		Date:	11/24/08

Approved by:	/s/ Klavs F. Jensen

Name (print):	Klavs F. Jensen
(Dept. Head or Lab Dir)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* “Equity” includes stock, options, warrants or other financial instruments convertible into stock, which are directly or indirectly controlled by the inventor.

EXHIBIT B

INVENTOR/AUTHOR ACKNOWLEDGMENT
OF NO EQUITY DISTRIBUTION

Form Version 8/22/01

In partial reliance on the undersigned’s execution of this Acknowledgment, M.I.T. has entered into the license agreement to which this Acknowledgment is attached (the “LICENSE”) in which COMPANY received certain licenses to the technology listed below, on some or all of which the undersigned is a listed inventor or author. The undersigned, independently of the LICENSE, has received or will soon acquire equity in Selecta Biosciences. Inc. (“COMPANY”), and, in accordance with M.I.T.’s licensing policies contained in M.I.T.’s Guide to the Ownership, Distribution and Commercial Development of M.I.T. Technology, as that policy may be amended from time to time (specifically §4.2.5 as of this Form Version date), the undersigned, on his/her own behalf and on behalf of his/her heirs and assigns, acknowledges and agrees that he/she has no right to receive any share of equity income received by M.I.T. in consideration for the LICENSE.

Technology Licensed as of the EFFECTIVE DATE of the LICENSE:

[***]

Witness:	BD	Signed:	/s/ Robert S. Langer

		Print Name:	Robert S. Langer

		Date:	11/24/08

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.